UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2015

CNH EQUIPMENT TRUST 2015-B
CNH CAPITAL RECEIVABLES LLC
CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-196988 333-196988-03 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 47-6983812 (CNH Equipment Trust 2015-B) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On or about May 13, 2015, CNH Equipment Trust 2015-B (the “Trust”) will publicly issue $223,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $250,250,000 of Class A-2a Asset Backed Notes and $99,750,000 of Class A-2b Asset Backed Notes (collectively, the “Class A-2 Notes”), $286,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $118,150,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”) and $22,495,000 of Class B Asset Backed Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-196988) on June 24, 2014 (as amended by pre-effective amendment no. 1 on July 18, 2014 and pre-effective amendment no. 2 on July 25, 2014).

The lead managers for the issuance of the Notes will be Citigroup Global Markets Inc., Rabo Securities USA, Inc., and Wells Fargo Securities, LLC (the “Representatives”). In connection with the offering described above, as described in the Prospectus Supplement dated May 6, 2015 (the “Prospectus Supplement”) and the Prospectus dated May 1, 2015 (the “Base Prospectus”, and together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing under Item 9.01(d) the final forms of the Underwriting Agreement dated May 6, 2015 (the “Underwriting Agreement”), among the parties listed in Item 9.01(d) below, and Trust Agreement dated as of April 1, 2015 (the “Trust Agreement”), among the parties listed in Item 9.01(d) below.  The Underwriting Agreement and the Trust Agreement are described more fully in the Prospectus.

Item 8.01. Other Events

The Registrant is filing the other exhibits listed in Item 9.01(d) below in connection with the public issuance of the Notes by the Trust, described in the Prospectus.  These agreements will be entered into by the Trust and/or the Registrant on the closing date for the issuance of the Notes and such agreements are more fully described in the Prospectus.  Any material relationships among the Registrant or its affiliates and the parties to such agreements are described in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated May 6, 2015, among CNH Capital Receivables LLC, CNH Industrial Capital America LLC, and Citigroup Global Markets Inc., Rabo Securities USA, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of April 1, 2015, between CNH Equipment Trust 2015-B and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of April 1, 2015, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of April 1, 2015, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2015-B

4.4	Purchase Agreement, to be dated as of April 1, 2015, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of April 1, 2015, among CNH Equipment Trust 2015-B, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated: May 8, 2015

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated May 6, 2015, among CNH Capital Receivables LLC, CNH Industrial Capital America LLC, and Citigroup Global Markets Inc., Rabo Securities USA, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of April 1, 2015, between CNH Equipment Trust 2015-B and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of April 1, 2015, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of April 1, 2015, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2015-B

4.4	Purchase Agreement, to be dated as of April 1, 2015, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of April 1, 2015, among CNH Equipment Trust 2015-B, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee